UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): November 15, 2004

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        1-15345               25-1391475
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


           2441 Viscount Row                                        32809
            Orlando, Florida                                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant's Business and Operations.

      Not applicable.

Section 2.  Financial Information.

      Item 2.02. Results of Operations and Financial Condition
      --------------------------------------------------------

      The following information is being furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference therein.

      On November 15, 2004, Galaxy Nutritional Foods, Inc. issued a press release disclosing the financial results for its second quarter of fiscal 2005 ending March 31, 2005. A copy of the press release is attached as
      Exhibit 99.1 to this report and is incorporated into this Item by reference.

Section 3.  Securities and Trading Markets.

      Not applicable.

Section 4.  Matters Related to Accountants and Financial Statements.

      Not applicable.

Section 5.  Corporate Governance and Management.

      Not applicable.

Section 6.  Reserved.

      Not applicable.

Section 7.  Regulation FD.

      Not applicable.

Section 8.  Other Events.

      Not applicable.

Section 9.  Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits
      -------------------------------------------

      Exhibit 99.1 Financial Results Press Release issued by the Company on November 15, 2004 (Furnished herewith.)


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          GALAXY NUTRITIONAL FOODS, INC.


November 15, 2004                         By: /s/ Salvatore J. Furnari
                                              ----------------------------------
                                              Salvatore J. Furnari
                                              Chief Financial Officer